UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported) November 10, 2005
Microfield Group, Inc.

(Exact name of registrant as specified in its charter)

Oregon	000-26226	93-0935149

(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

1631 NW Thurman, Suite 200, Portland, OR	97209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (503) 419-3580

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
     On November 10, 2005, Microfield issued a press release announcing its financial results for the third quarter ended October 1, 2005. A copy of the press release is attached hereto as Exhibit 99.1
     The press release furnished as an exhibit to this Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1939, as amended.
ITEM 9.01. financial statements and exhibits.
     (c) Exhibits
     Exhibit 99.1 Press Release, dated November 10, 2005, Announcing Third Quarter 2005 Financial Results
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: November 18, 2005.

Microfield Group, Inc.
/s/ A. Mark Walter
A. Mark Walter, President

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